UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014

CHINA INDUSTRIAL STEEL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-172135	27-1847645
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

110 Wall Street, 11th Floor
New York, NY 10005
(Address of Principal Executive Offices)

10005
(Zip Code)

(646) 328-1502
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2014, Mr. Xiaolong Zhou tendered his resignation as Chief Financial Officer of China Industrial Steel Inc. (the “Company”). On April 2, 2014, the Board of Directors of the Company resolved to accept Mr.  Zhou’s resignation, effective March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INDUSTRIAL STEEL INC.

Date: April 3, 2014

By: /s/ Liu Shenghong
Name: Liu Shenghong
Title: Chief Executive Officer